SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

AMENDMENT NO. ___

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:
2)    Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)    Proposed maximum aggregate value of transaction:
5)    Total fee paid:
[ ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

Take Action. Vote Today.

Dear Valued Principal Funds Shareholder:

The Joint Annual Meeting of Shareholders in Principal Funds is scheduled for April 25, 2019, and we are asking for your vote on several important proposals.

You should have recently received proxy materials, and according to our latest records, your proxy vote has not yet been received. Your vote is very important regardless of the number of shares you own.

Voting your proxy ensures the continued, successful management and operation of the Funds.

The Board recommends that you vote FOR the proposals.

Voting is easy. You may use any one of the below options to ensure your vote is promptly recorded in time for the meeting on April 25.

1.
Vote by phone by calling a proxy specialist now at 1-844-749-3636. Representatives are available weekdays from 9:00 a.m. to 10 p.m. ET. You can also call the toll-free touchtone voting number located on your proxy card, enter the control number and follow the prompts.

2.
Vote by mail by completing, signing and dating the enclosed proxy card and returning it in the pre-paid envelope provided in this package. Please mail the proxy card in time to be received before the meeting on April 25.

3.	Vote by Internet at www.proxyvote.com and enter the control number on the proxy card and follow the prompts.

Please help us by taking a couple minutes now to vote your shares. Thank you in advance for your help.

Sincerely,

Michael J. Beer
President and Chief Executive Officer

PLEASE VOTE NOW
WE MUST RECEIVE YOUR VOTE BY APRIL 25, 2019
IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Principal Funds

Recently, we sent you proxy material regarding the Joint Annual Meeting of Shareholders that is scheduled for April 25, 2019. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:
1-844-749-3636

Your vote is important no matter the size of your fund holdings.
Please vote promptly so your vote can be received prior to the April 25 Joint Annual Meeting of Shareholders.

The Funds have made it very easy for you to vote.
Choose one of the following methods:

VOTE BY PHONE	VOTE BY MAIL	VOTE BY INTERNET
Call the phone number above weekdays, 9:00 a.m. to 10 p.m. ET to speak with a proxy specialist.
OR
Call the toll-free touchtone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.
	Return the executed proxy card in the pre-paid envelope provided so it is received before April 25, 2019.	Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.

THANK YOU FOR VOTING